UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 13, 2007

Capella Education Company

(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South 6th Street, 9th Floor
Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(888) 227-3552

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
          On February 15, 2007, Capella Education Company (the “Company”) reported its fourth quarter and full-year 2006 financial results. The Company’s press release dated February 15, 2007 is furnished as Exhibit 99.1 hereto.
          The Company has adopted Statement of Financial Accounting Standards No. 123(R), Share-based Payment (“FAS 123(R)”), requiring the measurement and recognition of stock-based compensation expense using the modified prospective method, which requires the application of the accounting standard as of January 1, 2006. In accordance with the modified prospective transition method, the Company’s consolidated financial statements for all periods prior to January 1, 2006 have not been restated to reflect, and do not include the impact of FAS 123(R). The attached Exhibit 99.1, in addition to disclosing financial results calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”), includes certain “non-GAAP financial measures” under applicable SEC rules. The amounts shown in the column “Non-GAAP Results” are considered “non-GAAP financial measures” under applicable SEC rules because they exclude the stock-based compensation expense that is included in the directly comparable measures calculated in accordance with GAAP, which are shown in the column entitled “GAAP Results”. The Company believes these non-GAAP financial measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because they exclude stock-based compensation expense which had not been included in the prior years. In addition, management uses this information in its review of the Company’s financial results and for other purposes that require comparability to prior periods. These non-GAAP financial measures are for informational purposes only and may be different from non-GAAP financial measures used by other companies. They are not intended as a substitute for the Company’s reported GAAP financial measures.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On February 13, 2007, the Compensation Committee of the Company’s Board of Directors approved the Capella Education Company Annual Incentive Plan — Management Employees — 2007 (the “2007 Annual Incentive Plan”). Under the 2007 Annual Incentive Plan, cash incentive payouts may be earned by the participants, which include all of the Company’s executive officers, based on achievement of financial metrics for full-year revenue and operating income, which comprise 90% of the targeted incentive opportunity, and a learner satisfaction component, which comprises 10% of the targeted opportunity. A copy of the 2007 Annual Incentive Plan is filed as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
          The following Exhibits are filed or furnished herewith:
10.1	Annual Incentive Plan — Management Employees — 2007

99.1	Press Release dated February 15, 2007 Reporting Fourth Quarter and Full-Year 2006 Results.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPELLA EDUCATION COMPANY
Date: February 15, 2007	By	/s/ Gregory W. Thom
Gregory W. Thom
Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

10.1	Annual Incentive Plan — Management Employees — 2007.	Filed Electronically

99.1	Press Release dated February 15, 2007 Reporting Fourth Quarter and Full-Year 2006 Results.	Filed Electronically